Exhibit 99.2
IBM 3Q 2022 Earnings October 19, 2022 ibm.com/investor

Forward - looking statements and non - GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward - looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward - looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward - looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. Unless otherwise specified, results are presented on a continuing operations basis. All references to revenue impacts from sales to Kyndryl are incremental sales post - separation. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non - GAAP information including operating earnings and other “operating” financial measures, consolidated free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management’s use of this non - GAAP information is included as Exhibit 99.2 to the company’s Form 8 - K submitted to the SEC on October 19, 2022. The reconciliation of non - GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8 - K submitted to the SEC on October 19, 2022, as well as on the slides entitled “Non - GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including hybrid cloud revenue, annual recurring revenue, signings, and book - to - bill. The metrics are used to monitor the performance of the business and are viewed as useful decision - making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2021 Annual Report, which is Exhibit 13 to the Form 10 - K submitted with the SEC on February 22, 2022. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings - 3q22 2

3 Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer

“IBM delivered strong revenue growth in the quarter, reflecting our continued focus on the execution of our strategy. Globally, clients view technology as an opportunity to enhance their business, which is evident in the results across our portfolio. With our year - to - date performance, we now expect full - year revenue growth above our mid - single digit model.” Arvind Krishna IBM Chairman and CEO 4 3Q22 Performance Clients, ecosystem and innovation Hybrid cloud and AI progress CEO perspective

Hybrid cloud and AI progress

Our platform approach

IBM Consulting	Business Transformation Technology Consulting Application Operations	**System Integrator Partners**
IBM Software IBM Cloud Paks	Automation Data & AI Security Transaction Processing	**Software and SaaS Partners**
Red Hat Hybrid Cloud Platform	Development, Security and Operational Services OpenShift Red Hat Enterprise Linux Ansible Automation Platform	

IBM Infrastructure zSystems Distributed Infrastructure (IBM Cloud, Power, Storage) Infrastructure Support	**Public Clouds** AWS Azure Others	**Enterprise Infrastructure**	**Edge**

Accelerating client adoption

Expanding partner ecosystem

Delivering innovation

5

Financial highlights

3Q22

$14.1B
Revenue

$4.1B
Free Cash Flow (YTD)

"Both our revenue growth and operating profit profile for the first three quarters of the year align to the investment thesis we outlined last fall.

Our portfolio mix, business fundamentals, strong recurring revenue stream and solid cash generation allow us to invest for continued growth and return value to shareholders through dividends."

James Kavanaugh
IBM SVP & CFO

15%
Revenue growth incl. ~5 pts from sales to Kyndryl

>70%
Revenue mix in software and consulting

$22.2B
Hybrid cloud revenue (TTM), +20% yr/yr

180bps
Pre-tax margin expansion (Operating)

$9.7B
Cash on hand, incl. marketable securities

Revenue growth rates @CC

6

Software

Strong and growing software recurring revenue base

Annual recurring revenue* of $13B, +9% yr/yr

Pre-tax margin reflects solid revenue performance

$5.8B

Revenue

+14%

Revenue growth (includes ~8 pts from sales to Kyndryl)

Revenue categories

Transaction Processing +33% yr/yr

~26 pts sales to Kyndryl



Hybrid Platform & Solutions +8% yr/yr

~1.5 pts sales to Kyndryl

Red Hat	18%
Automation	3%
Data & AI	4%
Security	6%

3Q22 results; revenue growth rates @CC
*Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC

7

8 $4.7B Revenue Revenue categories Application Operations +17% yr/yr +16% Revenue growth Pervasive growth driven by demand for digital transformations Strength in Red Hat and strategic partner practices Book - to - bill ratio of 1.05 for the last year Profit reflects continued labor cost inflation; sequential margin improvement Technology Consulting +17% yr/yr Business Transformation +14% yr/yr Consulting 3Q22 results; revenue growth rates @CC

Infrastructure

zSystems performance fueled by new workloads and demand for zSystems in a hybrid cloud environment

Distributed Infrastructure growth driven by Power and storage innovation

Pre-tax margin reflects zSystems mix benefit

$3.4B

Revenue

+23%

Revenue growth (includes ~9 pts from sales to Kyndryl)

Revenue categories



Infrastructure Support
+5% yr/yr
~7 pts
sales to Kyndryl
Hybrid Infrastructure
+41% yr/yr
~11 pts
sales to Kyndryl
zSystems +98%
Distributed Infrastructure +21%

3Q22 results; revenue growth rates @CC

9

Summary

3Q 2022 Progress

Executing a focused hybrid cloud and AI strategy

Broad-based revenue growth

Portfolio mix contributes to profit and margin

Generated >$4B of free cash flow year to date

FY 2022 Expectations

Revenue growth @CC above mid-single digit model,
plus ~3.5 pts from sales to Kyndryl

Free cash flow of ~$10 billion

10

ibm.com/investor

12 Supplemental material ● Revenue and P&L highlights ● Cash flow and balance sheet highlights ● Currency impact on revenue growth ● Software & Infrastructure segment details ● Consulting segment details ● Expense summary ● Balance sheet summary Unless otherwise specified, results are presented on a continuing operations basis. Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding ● Cash flow summary ● Cash flow (ASC 230) ● Software segment revenue categories ● Consulting segment revenue categories ● Infrastructure segment revenue categories ● Non - GAAP supplemental materials

13 Revenue and P&L highlights Revenue growth rates @CC, $ in billions Operating P&L highlights $ 3Q22 B/(W) Yr/Yr Gross profit $7.6 4% Expense $5.6 1% Pre-tax income $2.0 23% Net income $1.7 (1%) Earnings per share $1.81 (2%) Operating P&L highlights % 3Q22 B/(W) Yr/Yr Gross profit margin 53.8% (1.2 pts) Expense E/R 39.9% 3.0 pts Pre-tax income margin 13.9% 1.8 pts Net income margin 11.7% (0.9 pts) Tax rate 15.9% (20.1 pts) ~ ~ ~ ~ ~ Revenue highlights 3Q22 B/(W) sales to KD Yr/Yr benefit Revenue $14.1 15% 5 pts Hybrid cloud $5.2 19% 2 pts Hybrid cloud (TTM) $22.2 20% Geography revenue 3Q22 B/(W) sales to KD Yr/Yr benefit Americas $7.4 13% 4 pts Europe/ME/Africa $4.0 16% 6 pts Asia Pacific $2.7 16% 5 pts

14 Cash flow and balance sheet highlights $ in billions *Non - GAAP financial measure; excludes Financing receivables **Non - GAAP financial measure; adjusts for Financing receivables and net capital expenditures Balance sheet Sep 22 Dec 21 Sep 21 Cash & marketable securities $9.7 $7.6 $8.4 Total debt $50.9 $51.7 $54.5 Selected debt measures Sep 22 Dec 21 Sep 21 IBM Financing debt $11.2 $13.9 $15.9 Core (non-IBM Financing) debt $39.7 $37.8 $38.6 Cash flow 3Q22 Yr/Yr YTD Consolidated net cash from operations* $1.2 ($0.0) $5.4 Consolidated free cash flow** $0.8 $0.1 $4.1 Selected uses of cash 3Q22 YTD Net capital expenditures $0.4 $1.3 Acquisitions $0.1 $1.0 Dividends $1.5 $4.5

15 Currency impact on growth Quarterly averages per US $ 3Q22 Yr/Yr Spot 4Q22 FY22 1Q23 2Q23 3Q23 FY23 10/18/22 Euro 0.99 (17%) 1.02 (16%) (14%) (14%) (8%) (2%) (6%) Pound 0.85 (17%) 0.88 (19%) (13%) (19%) (11%) (4%) (8%) Yen 138 (26%) 149 (31%) (21%) (28%) (15%) (8%) (12%) Revenue impact, future @ 10/18/22 Spot (8.2 pts) (8-9 pts) ~(7 pts) ~(8 pts) ~(5 pts) (2-3 pts) ~(4 pts) Prior view @ 7/15/22 Spot ~(8 pts) ~(6 pts) ~(6 pts) US $B Yr/Yr Revenue as reported $14.1 6.5% Currency impact ($1.1) (8.2 pts) Revenue @CC 14.6%

16 Software & Infrastructure segment details Includes sales to Kyndryl Software segment 3Q22 B/(W) Yr/Yr Revenue $5.8 14% Hybrid Platform & Solutions $4.2 8% Red Hat 18% Automation 3% Data & AI 4% Security 6% Transaction Processing $1.6 33% Pre-tax income $1.3 32% Pre-tax income margin 22.5% 4.2 pts Hybrid cloud revenue (TTM) $9.2 20% Annual recurring revenue* $13.0 9% Infrastructure segment 3Q22 B/(W) Yr/Yr Revenue $3.4 23% Hybrid Infrastructure $1.9 41% zSystems 98% Distributed Infrastructure 21% Infrastructure Support $1.4 5% Pre-tax income $0.3 34% Pre-tax income margin 8.3% 1.2 pts Hybrid cloud revenue (TTM) $3.9 6% 3Q22 results; revenue growth rates @ CC *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC

17 Consulting segment details Revenue and signings growth rates @CC, $ in billions Consulting segment 3Q22 B/(W) Yr/Yr Revenue $4.7 16% Business Transformation $2.2 14% Technology Consulting $0.9 17% Application Operations $1.6 17% Gross profit margin 26.0% (3.5 pts) Pre-tax income $0.5 (1%) Pre-tax income margin 9.8% (0.6 pts) Hybrid cloud revenue (TTM) $8.9 28% Signings $4.5 (2%) Book-to-bill ratio (TTM) 1.05

18 Expense summary $ in billions *includes acquisitions in the last twelve months net of non - operating acquisition - related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Expense 3Q22 B/(W) Acq/ Yr/Yr Currency Divest* Base** SG&A – operating $4.1 (3%) 5 pts 0 pts (8 pts) RD&E $1.6 Flat 3 pts 5 pts (8 pts) IP and custom development income ($0.1) (21%) Other (income)/expense - operating ($0.3) NM Interest expense $0.3 (2%) Operating expense & other income $5.6 1% 7 pts 1 pts (7 pts)

19 Balance sheet summary $ in billions *includes eliminations of inter - company activity Consolidated Sep 22 Dec 21 Sep 21 Cash & marketable securities $9.7 $7.6 $8.4 Core (non-IBM Financing) assets* $102.9 $108.9 $117.8 IBM Financing assets $13.2 $15.5 $18.0 Total assets $125.8 $132.0 $144.2 Other liabilities $54.8 $61.3 $67.4 Core (non-IBM Financing) debt* $39.7 $37.8 $38.6 IBM Financing debt $11.2 $13.9 $15.9 Total debt $50.9 $51.7 $54.5 Total liabilities $105.7 $113.0 $121.9 Equity $20.1 $19.0 $22.4

20 Cash flow summary $ in billions Consolidated QTD B/(W) YTD B/(W) 3Q22 Yr/Yr 3Q22 Yr/Yr Net cash from operations $1.9 ($0.8) $6.5 ($3.8) Less: IBM Financing receivables $0.7 ($0.8) $1.1 ($4.2) Net cash from operations (excluding IBM Financing receivables) $1.2 ($0.0) $5.4 $0.4 Net capital expenditures ($0.4) $0.2 ($1.3) $0.5 Free cash flow (excluding IBM Financing receivables) $0.8 $0.1 $4.1 $0.9 Acquisitions ($0.1) $0.1 ($1.0) $2.0 Divestitures $0.0 ($0.0) $1.3 $1.2 Dividends ($1.5) ($0.0) ($4.5) ($0.1) Non-IBM Financing debt $2.9 $1.8 $4.7 $5.8 Other (includes IBM Financing net A/R & IBM Financing debt) ($0.2) ($0.2) ($2.4) ($1.9) Change in cash & marketable securities $1.9 $1.7 $2.2 $8.0

21 Cash flow (ASC230) Consolidated $ in billions QTD QTD YTD YTD 3Q22 3Q21 3Q22 3Q21 Net income/(loss) from operations ($3.2) $1.1 ($1.1) $3.4 Pension settlement charges $5.9 - $5.9 - Depreciation / amortization of intangibles $1.2 $1.7 $3.7 $5.0 Stock-based compensation $0.3 $0.3 $0.7 $0.7 Working capital / other ($2.9) ($1.8) ($3.8) ($4.1) IBM Financing A/R $0.7 $1.5 $1.1 $5.2 Net cash provided by operating activities $1.9 $2.7 $6.5 $10.3 Capital expenditures, net of payments & proceeds ($0.4) ($0.6) ($1.3) ($1.9) Divestitures, net of cash transferred $0.0 $0.1 $1.3 $0.0 Acquisitions, net of cash acquired ($0.1) ($0.2) ($1.0) ($3.0) Marketable securities / other investments, net ($1.2) $0.1 ($1.8) ($0.5) Net cash provided by/(used in) investing activities ($1.7) ($0.6) ($2.9) ($5.3) Debt, net of payments & proceeds $2.1 ($0.3) $2.6 ($6.1) Dividends ($1.5) ($1.5) ($4.5) ($4.4) Common stock repurchases - - - - Financing - other $0.1 $0.0 ($0.2) ($0.2) Net cash provided by/(used in) financing activities $0.7 ($1.7) ($2.1) ($10.7) Effect of exchange rate changes on cash ($0.2) ($0.1) ($0.5) ($0.2) Net change in cash, cash equivalents & restricted cash $0.7 $0.2 $1.0 ($5.9)

Red Hat Automation Data & AI Security Hybrid Platform & Solutions Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi - cloud environments Red Hat: incl. RHEL, OpenShift, Ansible Automation: incl. business automation, AIOps and management, integration, and application servers Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather Security: incl. software and services for threat, data and identity Transaction Processing Software that supports clients’ mission - critical on - premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS) 22 Software segment categories Revenue categories Revenue categories – FY 2021 Hybrid Platform & Solutions Transaction Processing

23 Consulting segment categories Revenue categories Business Transformation Services that enable clients to apply technologies at scale to transform key workflows, processes and domains end - to - end incl. finance & supply chain, talent, strategy, business process design and operations, data and analytics, and system integration These services deploy AI in business processes to exploit the value of data incl. a full ecosystem of partners: SAP, Adobe, Salesforce and Oracle, among others Technology Consulting The skills to architect and implement cloud platforms and strategies to transform enterprise experience and enable innovation, including application modernization on the hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms Manage, optimize, and orchestrate application and data workloads across environments through both custom applications and ISV/ERP packages Business Transformation Technology Consulting Application Operations Revenue categories – FY 2021

24 Infrastructure segment categories Revenue categories Revenue categories – FY 2021 Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi - cloud and enterprise AI workloads leveraging flexible and as - a - service consumption models zSystems : incl. hardware and operating system Distributed Infrastructure : incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on - premises and in the cloud incl. maintenance for IBM products and other technology platforms zSystems Distributed Infrastructure Hybrid Infrastructure Infrastructure Support

25 Non - GAAP supplemental materials The above reconciles the non - GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, a nd “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K dated October 19, 2022, for additional information on the use of these Non - GAAP financial measures. Reconciliation of revenue performance - 3Q 2022 GAAP @CC Total revenue 6% 15% Total hybrid cloud 11% 19% Total hybrid cloud (TTM) 15% 20% Americas 13% 13% Europe/ME/Africa 1% 16% Asia Pacific Flat 16% 3Q22 Yr/Yr

26 Non - GAAP supplemental materials The above reconciles the non - GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K dated October 19, 2022, for additional information on the use of these Non - GAAP financial measures. Reconciliation of segment revenue performance - 3Q 2022 GAAP @CC Software 7% 14% Hybrid Platform & Solutions 2% 8% Red Hat 12% 18% Automation (2%) 3% Data & AI (1%) 4% Security (1%) 6% Transaction Processing 23% 33% Hybrid cloud revenue (TTM) 16% 20% 3Q22 Yr/Yr GAAP @CC Consulting 5% 16% Business Transformation 5% 14% Technology Consulting 6% 17% Application Operations 6% 17% Hybrid cloud revenue (TTM) 21% 28% Infrastructure 15% 23% Hybrid Infrastructure 33% 41% zSystems 88% 98% Distributed Infrastructure 13% 21% Infrastructure Support (3%) 5% Hybrid cloud revenue (TTM) 3% 6% 3Q22 Yr/Yr

27 Non - GAAP supplemental materials The above reconciles the non - GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 - K dated October 19, 2022, for additional information on the use of these Non - G AAP financial measures. * Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Reconciliation of expense summary - 3Q 2022 GAAP Non-GAAP Operating Adjustments (Non-GAAP) SG&A Currency 5 pts 0 pts 5 pts Acquisitions/divestitures 0 pts 0 pts 0 pts Base* (7 pts) (1 pts) (8 pts) RD&E Currency 3 pts 0 pts 3 pts Acquisitions/divestitures 5 pts 0 pts 5 pts Base* (8 pts) 0 pts (8 pts) Operating expense & other income Currency 6 pts 0 pts 7 pts Acquisitions/divestitures 3 pts (2 pts) 1 pts Base* (99 pts) 92 pts (7 pts) 3Q22

Non-GAAP supplemental materials

Reconciliation of continuing operations - 3Q 2022

	3Q22					
	GAAP	Acquisition-related adjustments	Retirement-related adjustments*	Tax reform impacts	Kyndryl-related impact	Operating (non-GAAP)
Gross profit	$7,430	$165	–	–	–	$7,595
Gross profit margin	52.7%	1.2 pts	–	–	–	53.8%
SG&A	4,391	(253)	–	–	(0)	4,138
Other (income) & expense	5,755	(1)	(6,062)	–	14	(293)
Total expense	11,931	(253)	(6,062)	–	14	5,630
Pre-tax income	(4,501)	418	6,062	–	(14)	1,965
Pre-tax income margin	(31.9%)	3.0 pts	43.0 pts	–	(0.1 pts)	13.9%
Tax rate	28.6%	(0.8 pts)	(12.1 pts)	0.0 pts	0.2 pts	15.9%
Net income	(3,214)	315	4,566	–	(14)	1,653
Net income margin	(22.8%)	2.2 pts	32.4 pts	0.0 pts	(0.1 pts)	11.7%
Earnings per share**	($3.55)	$0.35	$5.05	$0.00	-$0.02	$1.81

$ in millions (except EPS which is in whole dollars)

*Includes a one-time non-cash pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax)

**Operating (non-GAAP) EPS was calculated using 912.8 million shares, which includes 8.8 million dilutive potential shares under our stock-based compensation plans and contingently issuable shares. Due to the GAAP net loss for the three months ended September 30, 2022, these dilutive potential shares were excluded from the GAAP loss per share calculation as the effect would have been antidilutive. The difference in share count resulted in an additional ($0.02) reconciling item.

The above reconciles the non-GAAP financial information contained in the "Financial highlights", "Revenue and P&L highlights", "Expense summary" and "Prepared remarks" discussions in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated October 19, 2022, for additional information on the use of these Non-GAAP financial measures.

28

ibm.com /investor